UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30, 2020

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Shareholders

On April 30, 2020, Vista Gold Corp. (the “Corporation’) held its annual general and special meeting of shareholders at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127 at 11:00 a.m. (Mountain time). A total of 59,648,103 common shares in the capital of the Company (“Common Shares”) were represented at the meeting, being 59.23% of the Common Shares issued and outstanding on the record date for the meeting.

Detailed results for the ballot votes are as follows:

Election of Directors	Votes For	Votes Withheld/ Abstain	Broker Non-Votes
John M. Clark	27,229,614	786,295	31,632,194
Frederick H. Earnest	27,188,603	827,306	31,632,194
W. Durand Eppler	27,226,308	789,601	31,632,194
Deborah J. Friedman	27,212,237	803,672	31,632,194
C. Thomas Ogryzlo	27,285,300	730,609	31,632,194
Michael B. Richings	27,046,217	969,692	31,632,194
Tracy A. Stevenson	27,288,654	727,255	31,632,194

Proposal	Votes For	Withheld/ Abstain	Against	Broker Non-Votes
Approve Appointment of Plante & Moran, PLLC	58,888,582	759,521	0	0

Proposal	Votes For	Withheld/ Abstain	Against	Broker Non-Votes
Advisory Vote on Executive Compensation	25,668,929	793,938	1,553,042	31,632,194

All nominees for election to the Corporation’s Board of Directors were elected to the Board of Directors and will serve until the Corporation’s 2021 annual meeting of shareholders or until successors are duly elected and qualified. In addition, at the Meeting, shareholders appointed Plante & Moran, PLLC as auditors of the Company and passed ordinary resolutions to approve, on an advisory basis, the compensation of the Corporation’s Named Executive Officers.

Item 7.01  Regulation FD

On April 30, 2020, the Registrant issued a press release announcing the voting results from its annual general and special meeting of shareholders held on Thursday, April 30, 2020 in Littleton, Colorado.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits

99.1       Press Release dated April 30, 2020*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: May 4, 2020	By:	/s/ Frederick H. Earnest
Frederick H. Earnest
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 30, 2020*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.